Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.47

Agreement

on

Technical Services for A319/A320 Aircraft

between	Concesionaria Vuela Compañía de Aviación S.A.P.I. de C.V. Av. Antonio Dovalí Jaime No. 70, Torre B, Piso 13 Col. Zedec Santa Fe 01210, México D.F., México (hereinafter referred to as VOLARIS)

and	Lufthansa Technik AG Weg beim Jäger 193 22335 Hamburg Germany (hereinafter referred to as LHT

Contents

BASIC AGREEMENT

Preamble	5

1 SCOPE OF AGREEMENT	6

2 Definitions and Abbreviations	7

3 Cooperation between the Parties and Responsibilities towards the Airworthiness Authorities/ Third Parties / manage/m™	13

4 Subcontracting	16

5 Turnaround Time, Performance Date	17

6 Prices and Price Adjustment	18

7 Payment Terms	20

8 Security for payment	23

9 Quality and Warranty	24

10 Delivery and Redelivery	26

11 Liability and Indemnification – Insurance	27

12 Term and Termination	28

13 Confidentiality, No Transfer of Intellectual Property Rights	29

14 Notices and Communication	31

15 Law and jurisdiction	32

16 Miscellaneous	34

Basic Agreement	- 2 -	Execution Version

ATTACHMENTS / ANNEXE

Basic Agreement	- 3 -	Execution Version

BASIC AGREEMENT

Basic Agreement	- 4 -	Execution Version

This Agreement is made and entered into as of this xx day of June, 2012, between Concesionaria Vuela Compañia de Aviación S.A.P.I. de C.V., a company organized under the laws of Mexico having its registered offices at Av. Antonio Dovalí Jaime No. 70, Torre B, Piso 13, Col. Zedec Santa Fe, 01210 Mexico City, Mexico (hereinafter referred to as “Volaris”) and Lufthansa Technik AG, a company incorporated under the Laws of the Federal Republic of Germany, having its registered offices at Weg beim Jäger 193, 22335 Hamburg, Germany (hereinafter referred to as “LHT” or “Lufthansa Technik”)

Preamble

WHEREAS LHT is a corporation in the business of providing aircraft-related technical services, such as, but not limited to, the Maintenance of aircraft, Engines and Components and is duly authorized and certified in accordance with the EASA Part-145, EASA Part 21, and FAA Part-145 requirements and/or aviation requirements of certain other authorities; and

WHEREAS Volaris wishes to have certain aircraft-related Services performed by LHT in accordance with such standards and experience and in accordance with the relevant provisions hereof, and

WHEREAS LHT wishes to perform such Services for Volaris in accordance with LHT’s quality standards and experience and as described herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in connection of mutual promises and covenants set forth hereunder, Volaris and LHT agree upon the following:

Basic Agreement	- 5 -	Execution Version

1 SCOPE OF AGREEMENT

The Basic Agreement sets forth the general terms of the contractual relationship between LHT and Volaris and the provisions contained herein shall apply to any Attachments, Annexes or any other documents referencing or amending this Agreement.

The Services to be provided by LHT are defined and specified in the respective Attachments. They shall be performed under applicable aviation Authority approvals or the applicable aviation Authority approvals of LHT’s Subcontractors in accordance with the respective Maintenance Data and in accordance with the terms and conditions of this Agreement.

Capitalized terms used in this Basic Agreement shall have the meaning ascribed to them in Article 2 and – to the extent used in one of the Attachments – shall have an identical meaning throughout the entire Agreement, unless otherwise defined with reference to the deviation in the respective Attachment.

Basic Agreement	- 6 -	Execution Version

2 DEFINITIONS AND ABBREVIATIONS

The following terms, expressions and abbreviations shall have the following meanings:

Agreement	This Basic Agreement, and all Attachments and General Annexes, all as the same may be modified, supplemented or amended from time to time in accordance with the provisions hereof.

Airworthiness	An aircraft or Component is airworthy if it conforms to the applicable approved type, i.e. if it complies with the valid type certificate data sheet and if the Maintenance was carried out in accordance with the applicable Maintenance requirements and if the aircraft or Component was released to service and, in each case, complies with the requirements of the applicable airworthiness Authorities.

AAR/AD	Any mandatory aviation authority requirement, including, but not limited to FAA Airworthiness Directives, EASA Airworthiness Directives, LBA “Lufttuechtigkeitsanweisungen”, DGAC “Consignes de Navigabilités” and Mexican DGAC directives and other mandatory orders.

AOG	Aircraft on Ground.

APU	Auxiliary Power Unit.

APU	Operating Hour

Each full or partial hour that the APU is in operation.

ATA 300	Air Transport Association specification 300.

Attachments	All specific attachments with corresponding annexes, side letters and any other mutually agreed documents referencing this Agreement that state to be a part of this Agreement.

Attachment Assumptions

Has the meaning set forth in Article 6.3.1.

Authority	Either the approving authority(ies) of the aircraft operator or the approving authority of the Maintenance organization, production organization, design organization and/or the continuing airworthiness management organization or, as the context requires or permits, both.

Base Maintenance

All scheduled Maintenance activities in accordance with the operator’s approved Maintenance Program. For non-routine Maintenance activities, criteria according to AMC 145.A-10 shall apply.

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Basic Agreement

This document has the meaning set forth in Article 1.

Beneficiary	Has the meaning set forth in Article 13.3.

BER	Beyond Economic Repair

Business Day	Any Day on which banks are open in Hamburg, Germany, Mexico City, Mexico and, in relation to payments, New York, New York.

CLP                     In respect of any Component, the Catalog List Price for such Component most recently published by the original equipment manufacturer for such Component.

Components	Devices, modules or individual parts of an aircraft, including Engines, flight equipment and/or emergency equipment. They are always identified by a part number in the Maintenance or operational documents issued by the respective aircraft or Component design organization.

Confidential Information

Has the meaning set forth in Article 13.1.

Consumables	Semi-finished products such as metal or plastic sheets or profiles, etc., fluids such as cleaning agents, pickling agents, primers, paints, etc. for surface treatment, adhesives, additional material for welding or plasma jet welding or other material or additives such as lubricants or fuels that are used for Maintenance or operation of aircraft or Components. They are distinguished from Components or Standard Parts in that they can never be used without processing. They are identified by a standard or other specification (or by a part number in exceptional cases) in the Maintenance and operational documents issued for the respective aircraft by a design organization.

CRS	Certificate of release to service

CSN	Cycles Since New; means the aggregate number of Flight Cycles of an aircraft or an Engine, as applicable, since its manufacturing date.

Data Release Agreement

An agreement in the form as attached to this Agreement signed by Volaris and by which Volaris authorizes Airbus to give LHT access to customized data included in the Airbus On-Line Services subject to the applicable rules and limits imposed by Airbus.

Day	Calendar day

Delivery	The act of Volaris giving LHT possession of an aircraft, Engine or a Component to be serviced.

DGAC	The French Direction Générale de l’Aviation Civile

Basic Agreement	- 8 -	Execution Version

DOD	Domestic Object Damage; damage of Material caused by objects which are part of the damaged aircraft or Engine.

EASA	European Aviation Safety Agency also being the approving authority of the LHT design organisation and for each European STC (if applicable and/or required).

Engine	A basic engine assembly and its accessories.

Engine Flight Hour

Each full or partial hour that the Engine is in operation.

Excluded Taxes

shall mean Taxes based on income, capital gains, net worth or property payable by LHT or any subcontractor or affiliate of LHT to any tax authority in Germany or any other jurisdiction in which LHT, or any of its subcontractor(s) maintains a place of business or permanent establishment; (b) Taxes of any nature which are not directly related to the services rendered Volaris hereunder or the presence of any Component in the taxing jurisdiction; (c) Taxes of any nature to the extent the same relate to services or goods provided to any other person or entity other than Volaris; Taxes for which LHT, any affililate or subcontrator becomes liable by reason of its willful misconduct, or gross negligence or breach of agreement or as a result of any failure to file any tax or similar return or declaration in a timely mannerExpendable                     An item for which no authorized repair procedure exists and for which standard cost of repair exceeds cost of replacement, including Standard Parts. Expendable inventory is controlled by quantity and its scrapped after removal.

Fixed Price (F/P)

A predetermined price or a fee for Services in accordance with Article 7.2.

Flat Rate (F/R)	A price or fee for Services on a recurring reference, e.g. ‘Flight Hour’, in accordance with Article 7.1.

Flight Cycle	One take-off and landing event.

Flight Hour	Each hour that the aircraft is airborne.

FOD	Foreign Object Damage, any damage to an aircraft, Engine or other aircraft part that is caused by any external impact, including, but not limited to, objects which are not part of such aircraft, Engine or other aircraft part (other than as a result of any act or omission of either Party, any of its affilates, subcontracors or employees or agents which constitute the negligence or willful misconduct of either Party or any of its affliates, subcontractors, employees or agents) and/or lightning.

General Annex

Those documents named General Annexes and attached to this Agreement.

Basic Agreement	- 9 -	Execution Version

Interchangeability

Means that design, function and characteristics of a certain Component or part are sufficiently alike to be replaceable with each other under applicable Airworthiness laws and regulations, in the understanding that PMA Parts are not allowed..

JPM	Joint Procedures Manual.

Layover Period	Any downtime of an aircraft during which Maintenance of aircraft, aircraft Parts, Engine or Components is performed.

LBA	The German Luftfahrtbundesamt.

Line Maintenance

All routine Maintenance activities in accordance with the operator’s approved Maintenance Program. For non-routine Maintenance activities, criteria according to AMC 145.A-10 shall apply.

LLP	Life Limited Parts

LRU	Line Replaceable Unit: Component which can be readily changed on an aircraft during Line Maintenance operations.

Maintenance	One or a combination of the following actions: Overhaul, repair, inspection, testing, replacement, modification or rectification of discrepancies on an aircraft, an Engine or a Component.

Maintenance Data

Approved data for an aircraft or Component which has been issued by the design organization which has developed the aircraft or Component or another approved design organization, such as, but not limited to, LHT as EASA Part 21/J, FAA and Mexican DGAC approved design organisation, to define the extent of Maintenance to be performed on an aircraft or a Component.

Maintenance Program

A Maintenance program that has been approved by the authority of the country of aircraft registration.

manage/m™	Has the meaning set forth in Article 3.5.

Material	Components, Consumables, Expendables and Raw Material, in each case meeting the requirements of this Agreement and any and all requirements and standards of the National Authority, the FAA and EASA, as applicable.

Mexican DGAC

The Direccion General de Aeronautica Civil of the United Mexican States

Basic Agreement	- 10 -	Execution Version

Minimum Flight Hours

A certain number of Flight Hours during a certain period, agreed between the Parties for the purposes of calculating the minimum Flat Rate payment by Volaris.

Modification	The alteration of the aircraft, any Material or other aircraft-related part, such as Components, Engines, APU’s or LDG’s in conformity with an approved standard.

MRO	Maintenance Repair Organization

NAA	National Aviation Authority means the approving Authority of the aircraft operator, as applicable.

OEM	Original equipment manufacturer.

OEM Catalog List Price

The most current OEM Officially Published Catalog List Price, without any discount or reductions, made public and available to any customer.

Party/Parties	LHT or Volaris / LHT and Volaris collectively.

Planned Flight Hours

The estimated number of Flight Hours during a certain period as agreed between the Parties for the purposes of calculating Volaris’s Flat Rate payment.

Raw Material	Semi-finished products such as metal or plastic sheets or profiles, etc. Raw Materials are distinguished from Components in that they can never be used without processing and are identified by a standard or other specification (or by a part number in exceptional cases) in the Maintenance and operational documents issued for the respective aircraft by a design organization.

Redelivery	The act of LHT giving Volaris possession of an aircraft, Engine or a Component.

Release to Service

The issuance of a CRS by the Maintenance organization approved by the responsible Authority confirming, unless otherwise specified, that the Maintenance Services listed therein have been carried out in conformity with the applicable requirements (e.g. EASA Part-145, FAA Part-145, the National Authority requirements) by appropriate authorized personnel of the Maintenance organization and in accordance with the applicable Maintenance organization exposition, and that the aircraft or Component has been released to service.

SB	Service Bulletin.

Serviceable Condition

The status required for the issuance of a CRS.

Services	The work to be performed by LHT as agreed in the Attachments

Basic Agreement	- 11 -	Execution Version

Standard Parts	Individual parts that are identified by a standard rather than by a part number in the Maintenance or operational documents issued by the respective aircraft or aircraft Component design organization or any other approved design organisation, such as but not limited to, LHT as an EASA Part 21/J approved design organisation.

Standard OEM Warranty

The warranty that is given by the OEM of the Material concerned to any customer according to its published warranty terms.

STC	Supplemental type certificate.

Subcontractor	Any person, legal or natural (other than employees of LHT and Suppliers), engaged by LHT to support LHT in the performance of its obligations under this Agreement.

Supplier	Any person, legal or natural, supplying Material to a Party, the manufacturing of which is not such Party’s own contractual obligation vis-à-vis the other Party under this Agreement, e.g. off-the-shelf-parts or OEM parts and documentation.

Taxes	Any and all present and future taxes, duties, withholdings, levies, assessments, imposts, fees and other governmental charges of all kinds (including without limitation, any value added or similar tax and any stamp, documentary, registration or similar tax) and any amount treated as such whenever created or imposed and whether of the government of Germany or elsewhere and whether imposed by a local, municipal, governmental, state, federal or other body and, will include, without limitation, all fines, penalties, costs, charges and expenses payable in connection with any failure to pay or delay in paying the same (except and to the extent that any such fines, penalties, costs, charges and expenses arise as a result of acts or omissions or delay of LHT, any affiliate or subcontractor) but not “Excluded Taxes” and references to “Taxes” will be construed accordingly.

TC	Type certificate.

Time and Material

A price or fee for Services based on 1. the applicable man-hour and / or machine-hour rates for the actual time spent and 2. the applicable prices for the Material spent, in accordance with Article 7.3.

TSN	Time Since New; means the aggregate number of Flight Hours of an aircraft or an Engine or APU Operating Hour, as applicable, since its manufacturing date.

Turnaround Time / TAT

The period of time between scheduled Delivery and Redelivery, unless expressly otherwise stated in an Attachment.

Value Added Tax

Sales tax or value added tax on any goods and services, sales or turnover tax, taxes on the importation of goods, customs duties, imposition or levy of a like nature including, without limitation, value added tax payable under the German VAT Act 1993 as amended or supplemented from time to time.

Basic Agreement	- 12 -	Execution Version

3 COOPERATION BETWEEN THE PARTIES AND RESPONSIBILITIES TOWARDS

THE AIRWORTHINESS AUTHORITIES/ THIRD PARTIES / MANAGE/M™

3.1	Communication

The Parties agree to establish a communication system and to define meetings and points of contact in order to enable Volaris and LHT to comply with their mutual obligations under the applicable Airworthiness regulations.

3.2	Liaison Person

Each Party shall nominate at least one person to secure the necessary liaison between Volaris and LHT.

3.3	Responsibility towards the Authorities/ Third Parties

Notwithstanding LHT’s obligations under this Agreement, Volaris shall be solely responsible for Volaris’ compliance with all applicable requirements imposed by any Authority or government agency or instrumentality. LHT shall grant Volaris access to any and all necessary information concerning LHT’s compliance with EASA-requirements, FAA-requirements and NAA-requirements, as applicable, in order for Volaris to exercise its Airworthiness responsibility and obtain and maintain, in accordance with applicable law and on a timely basis, all Airworthiness certifications which are required under EASA, FAA.

For the avoidance of doubt this Agreement does not affect the contractual relationship between Volaris and third parties. Volaris shall remain the prime contractor in relation to the aircraft and Components manufacturers or to the lessor, if applicable, of the aircraft and Components.

In particular, LHT shall not have the responsibility towards the Authority or the manufacturer or other Supplier to follow-up manufacturer’s and other Supplier’s SBs or AARs issued by the respective Authority unless otherwise stipulated herein.

Notwithstanding the foregoing, LHT shall cooperate reasonably with Volaris in connection with Volaris’ compliance with all covenants and obligations of Volaris affecting Maintenance and redelivery of Aircraft, Engines and Components including, without limitation, all information, reporting and inspection covenants and obligations.

3.4	Maintenance Data

3.4.1	Responsibility of Volaris for supply of Maintenance Data

Volaris shall provide to LHT the required Maintenance Data no later than on the date specified in the Attachments and ensure that the Maintenance Data reflect the current status of the respective aircraft, Engine or Component.

Basic Agreement	- 13 -	Execution Version

If Volaris does not provide Maintenance Data on time or if such Maintenance Data does not reflect the current status of the respective aircraft, Engine or Component, and provided LHT has complied with its obligations under this Section 3.4.1, LHT may, but is not obliged to take appropriate actions to collect Maintenance Data to be able to start or continue performing the agreed Services.

3.4.2	Right to access and use Maintenance Data

Volaris will make reasonable commercial efforts to provide LHT a non-exclusive, royalty-free license, limited to the services performed under this Agreement (including the right to grant sublicenses to LHT’s Subcontractors) to use all trade secrets and copyrights belonging to Volaris and related to the Maintenance Data solely for the purposes of performing the Services under this Agreement. LHT shall ensure that such trade secrets and copyrights related to such Maintenance Data are used solely for the purposes of performing its obligations or, the the case of a Subcontractor, such Subcontractor’s obligations under this Agreement.

Volaris shall make reasonable commercial efforts to ensure that LHT can access Maintenance Data electronically. To the extent LHT and the respective OEM have an agreement regarding LHT’s access and use of such data, Volaris shall, at no cost to Volaris, comply with any reasonable requirements of LHT and the OEM to secure access to such data. Volaris shall in particular execute upon LHT’s request all necessary agreements (e.g. the MRO Airbus World Data Release Agreement, if applicable).

3.4.3	Cost for provisioning and access to Maintenance Data

Any cost, expenses, royalties or other charges, incurred by LHT or LHT’s Subcontractors in connection with the provisioning, access and use of any Maintenance Data shall be borne by the Party as agreed in the respective Attachment.

3.5	manage/m™

To the extent stated in the Attachments, LHT provides a web-based Technical Operation Websuite (“manage/m™”) for certain Services. manage/m™ enables Volaris to establish and manage its core operation functions relating to those Services on a web-based system and supports Volaris in the fulfilment of its obligations towards the Authorities as an aircraft operator.

3.6	Reporting of failures, malfunctions or defects attributable to LHT originated design

If in the course of operation a failure, malfunction or defect or other occurrence, which causes or might cause adverse effects on the continuing airworthiness of the product, part or appliance and if such are attributable to or otherwise result from an LHT originated design change, arises, Volaris shall notify the LHT Office of Airworthiness HAM TT/L without unreasonable delay under Fax-No. +49 40 5070 4855 or E-mail: hamtolmus@lht.dlh.de or mobile no. +49 172 4044 238.

Basic Agreement	- 14 -	Execution Version

Such notification shall include all reasonable and relevant details, e.g. operating conditions, flight hour and cycle information of the affected product and other data allowing LHT to investigate such failure, malfunction or defect to the LHT attributable design change and establish corrective action, as necessary.

LHT shall inform Volaris and all involved authorities on any known unsafe condition resulting from a LHT design, as required by FAA and/or in EASA Part 21A.3.

Basic Agreement	- 15 -	Execution Version

4 SUBCONTRACTING

4.1	LHT may subcontract Services to any other EASA//FAA/NAA-approved Maintenance facility.

The Services provided by LHT may be subcontracted to any other Maintenance facility to which LHT’s Authority approved management system has been extended. LHT may, subject to all applicable provisions hereof, provide a Subcontractor with such information about Volaris that is required to perform the subcontracted Services.

4.2	LHT shall inform Volaris about any engagement of a Subcontractor and shall supply Volaris with relevant information about the Subcontractor. Subcontracting of a Base Maintenance check of an aircraft or a complete workshop Maintenance check or overhaul of an Engine shall be subject to Volaris’ prior written approval.

4.3	The engagement of a Subcontractor shall not affect LHT’s obligations, including, without limitation, warranty obligations as stipulated in Article 9, vis-à-vis Volaris under this Agreement and LHT shall remain fully responsible for the timely and proper performance of such obligations.

Basic Agreement	- 16 -	Execution Version

5 TURNAROUND TIME, PERFORMANCE DATE

5.1	The Parties agree that the required Turnaround Times orand other performance dates and time limits are set forth in Attachments to this Agreement.

5.2	*****

5.2.1	*****

5.2.2	*****

5.2.3	*****

5.2.4	*****

5.2.5	*****

5.2.6	*****

5.3	*****

Basic Agreement	- 17 -	Execution Version

6 PRICES AND PRICE ADJUSTMENT

6.1	Prices

The applicable prices for the Services and Material are specified in the Attachments (and corresponding Annexes) to this Basic Agreement.

6.2	Escalation

Unless expressly otherwise stated in the relevant Attachments all prices shall be revised and automatically adjusted *****

The prices have been calculated assuming that the Services involve a certain Material and labor element. The ratio of that labor and Material element is set forth in the applicable Attachment..

6.2.1	The portion of the prices corresponding to the labor portion of the Services shall be adjusted in accordance with *****

*****

*****

*****

*****

*****

*****

*****

*****

*****

6.2.2	The portion of the prices corresponding to the Material portion of the Services shall be adjusted in accordance *****.

6.2.3	Volaris hereby accepts any adjustment made in accordance with article 6.2.

6.3	Changes of Assumptions

6.3.1	In the event that *****

6.3.2	*****.

6.4	Taxes

6.4.1	All prices under this Agreement are exclusive of any Value Added Tax or similar tax on the sale of goods or services, which tax, if any, will be payable by Volaris in addition thereto and at the same time. Subject to this Article 6.4.1, all payments made by Volaris under this Agreement shall be made gross without any tax deductions or withholdings of a similar nature.

Basic Agreement	- 18 -	Execution Version

6.4.2	If Volaris is required by law to make any deduction or withholding of any Tax from any payment hereunder, it shall do so and the sum due from Volaris in respect of such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, LHT receives and retains (free of any liability in respect of any such deduction or withholding) a net sum equal to the sum it would have received and retained had no deduction or withholding been required to be made.

6.4.3	LHT shall be responsible for Excluded Taxes Volaris shall assume full responsibility for and indemnify and hold harmless LHT on LHT’s demand from and against any and all Taxes and customs duties of any nature whatsoever which may arise from this Agreement and the transaction, contemplated hereby. In the event any such Taxes or customs duties are recoverable, LHT shall use reasonable efforts to recover such Taxes or customs duties paid.

Basic Agreement	- 19 -	Execution Version

7 PAYMENT TERMS

As consideration for LHT’s Services under this Agreement, the Parties may agree on Flat Rate payments, Fixed Price payments or prices calculated on a Time and Material basis.

7.1	Flat Rates

To the extent that the Parties agree upon “Flat Rate” payments for certain Services in the Attachments, the following shall apply:

7.1.1	Volaris shall pay to LHT the Flat Rate payment ***** or, if such Day is not a Business Day, on the last Business Day preceding such Day.

7.1.2	In the event that a Flat Rate is based on Flight Hours, the Parties shall agree upon a number of Planned Flight Hours and Minimum Flight Hours in the relevant Attachment. The monthly Flat Rate payment of Volaris shall be based on the Planned Flight Hours of the respective month.

7.1.3	Volaris shall supply LHT with the monthly Flight Hours and monthly Flight Cycles once per month.

7.1.4	*****

7.1.5	*****

7.1.6	This Article 7.1 shall apply respectively in the event that the Flat Rate is not based on Flight Hours but on Engine Flight Hours or APU Operating Hours or any other recurring reference.

7.2	Fixed Prices

To the extent that the Parties agree upon “Fixed Prices” for certain Services in the Attachments, the following shall apply:

7.2.1	Volaris shall pay the Fixed Price *****.

7.2.2	*****

7.3	Pricing on the basis of Time and Material

To the extent that the Parties agree upon pricing on the basis of “Time and Material” for certain Services in the Attachments, the following shall apply:

7.3.1	*****

7.3.2	In deviation to article 7.3.1, for payments exceeding an amount of *****.

7.3.2.1	LHT may issue a supplementary invoice for any actually performed Services not included in the aforementioned invoice. This supplementary invoice shall be issued within ***** after Redelivery and be paid within ***** from *****.

7.4	Other pricing terms / Invoicing

Basic Agreement	- 20 -	Execution Version

7.4.1	Any other charges calculated on a monthly basis shall be payable *****.

7.4.2	LHT shall be entitled to dispatch all invoices electronically (e-billing) by e-mail or via upload to Volaris’s server. This will not yet apply for settlement via IATA Clearing House. Special requirements concerning e-billing in Volaris’s country (e.g. verification, archiving) have to be fulfilled by Volaris. In case LHT dispatches the invoices by e-mail the e-mail shall contain the invoice as well as related documentation, if any, and shall fully substitute a hard copy invoice. All such electronic invoices shall be dispatched to the below e-mail address of Volaris. Volaris’s mailbox shall have a capacity to receive e-mails up to 5 MB in size and be permanently accessible. To the extent that Volaris provides LHT with the required digital key, LHT will send electronic invoices by encrypted e-mail. Volaris names the following contact person in the event of any transmission problems: *****.

7.5	LHT Bank Accounts and Address for Payments by Check

7.5.1	Payments by bank transfer to LHT in EURO shall be made to:

*****

or

Lufthansa Technik AG

*****

7.5.2	Payments by bank transfer to LHT in United States dollars shall be made to:

Lufthansa Technik AG

*****

7.5.3	In case of payments to LHT by check drawn on a US-Bank, the check shall be sent by first class mail to:

*****

*****

*****

7.5.4	*****

7.6	Disputes

7.6.1	Any dispute of Volaris with regard to a payment obligation shall not affect Volaris’s obligation to make payment of the undisputed part of such payment obligation. Such dispute must be made in writing, stating the date and number of the concerned invoice, the reason for Volaris’s objection and the disputed amount.

7.6.2	In case of a dispute LHT and Volaris shall negotiate in good faith to resolve such dispute within *****.

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7.6.3	If such dispute is resolved in favour of LHT, Volaris shall pay to LHT the amount determined by such negotiations within ***** after the end of negotiations. Such dispute shall have no impact on the initial due date.

7.6.4	Volaris agrees that any dispute with regard to a payment obligation and any claim for reimbursement shall be made within ***** after the respective Services have been performed. Volaris shall be precluded from raising any such dispute or claim if not made within this period.

7.7	Late Payment Charge

7.8	Should Volaris fail to make any payment when due hereunder, such amount shall bear interest at the rate of ***** per annum from the date due until but exclusive of the date when paid.

Basic Agreement	- 22 -	Execution Version

8 SECURITY FOR PAYMENT

8.1	Transfer of title

Title to all Material supplied by LHT under this Agreement shall remain with LHT until complete payment of all amounts due under this Agreement.For avoidance of doubt, title of Materials provided by Volaris shall remain with Volaris until such point.

8.2	Volaris security

Volaris shall provide LHT with an unconditional and irrevocable stand-by letter of credit in the amount as specified in the respective Attachment, securing all amounts due and payable to LHT. Any cost and fees associated with such bank guarantee shall be borne by Volaris.

LHT is not required to commence or continue Services until such security is provided.

8.3	Retention right / lien

In the event that Volaris fails to comply with its payment obligations under this Agreement, LHT has by virtue of its Services performed a contractual right of retention and a contractual lien with respect to the serviced item of Volaris in its custody as well as with respect to other items of Volaris in LHT’s custody to secure any undisputed claims of LHT against Volaris arising out of and/or in connection with the payment for Services performed under this Agreement as well as to secure any claims of affiliates of LHT against Volaris. These rights as well as a set-off right may also be claimed for amounts due and owing in respect of Services performed or Material supplied by LHT to Volaris under and in accordance with the requirements of this Agreement previously. *****

*****

Basic Agreement	- 23 -	Execution Version

9 QUALITY AND WARRANTY

9.1	Quality

9.1.1	LHT shall perform all Services under this Agreement in accordance with LHT’s Authority approved management system and in conformity with all requirements of the FAA, EASA and the National Authority.

9.1.2	Upon prior written request by Volaris to LHT, Volaris, the NAA and the FAA shall have the right to perform quality audits of LHT’s organization. If the audit refers to an LHT’s Subcontractor, Volaris will request LHT to perform such audit. In the event that such audit leads to any objections, the Parties shall meet and discuss appropriate remedies to reinstate compliance with LHT’s Authority approved management system, and /or (as applicable) to effectuate compliance with the requirements of EASA, the FAA and the National Authority.

9.2	Warranty

9.2.1	Subject to the limitations of Article 9.2.2, LHT warrants that all Services performed and all Material manufactured by LHT or its Subcontractors shall be free from defects in workmanship and shall in all material aspects comply with the quality system described in Article 9.1.

9.2.2	The warranty is limited as follows, unless expressly agreed otherwise in the Attachments:

9.2.2.1 A defect shall only be subject to warranty if it arises within ***** or within ***** whichever may occur first.

9.2.2.2 A warranty claim must be raised by Volaris within ***** after the defect has become reasonably apparent and LHT must be provided with the defective part for inspection and repair within an additional ***** after the warranty claim has been raised. If a defect arises on a non-removable part of an aircraft the Parties shall in good faith agree how to remedy such defect in a way convenient for Volaris and reasonably acceptable for LHT.

9.2.2.3 LHT does not warrant any defect in Material not manufactured by LHT or a Subcontractor or services not provided by LHT or a Subcontractor.

For such Material or services not covered by this warranty any assignable rights to warranty granted to LHT by its Suppliers shall be assigned to Volaris. LHT shall support Volaris in pursuing such warranty claim.

9.2.2.4 The defective part must not have been serviced, repaired, overhauled, maintained or modified by anyone other than LHT or its Subcontractors unless otherwise agreed.

9.2.2.5 If upon Volaris’ special request LHT or its Subcontractors perform a provisional repair the Material installed and the Services performed during such repair are not subject to warranty.

Basic Agreement	- 24 -	Execution Version

9.2.2.6 Material must at all times have been stored, handled and operated in accordance with manufacturer’s published recommendations.

9.2.3	LHT shall correct any defect covered by this warranty at its own cost and expense at one of its technical facilities or at any other place Volaris and LHT may agree upon from time to time. In such case Volaris shall arrange at its own risk and expense for the removal and the transport of the defective parts to and from the location where the repair shall be made and for the reinstallation of the respective parts.

9.2.4	*****

9.3	Flat Rate Agreement

9.3.1	Defective Services or Material covered by a Flat Rate agreement shall be corrected without reference to Articles 9.2.1 to 9.2.3, unless otherwise agreed in the Attachments.

Upon termination of such Flat Rate agreement the remedy contained in Article 9.2.3 shall be fully available to Volaris under the terms and conditions stated in Article 9.2. In such case the time periods stated therein shall begin at the date an aircraft, Engine or Component was last redelivered to Volaris.

9.3.2	The Parties agree that any warranty claim of Volaris against its Suppliers as well as any other comparable credits or benefits relating to Services and an aircraft, Engine or Material covered by a Flat Rate shall be to the benefit of LHT.

Volaris hereby assigns its claims relating to such warranties, credits or benefits to LHT and undertakes to transfer any proceeds, credits or benefits obtained directly from its Supplier to LHT. Volaris shall make any further declarations eventually necessary to effect such assignment and/or transfer; Article 9.4 shall apply respectively. In the event that LHT is legally or otherwise prevented from pursuing any assigned claims directly, Volaris shall pursue such claims in close cooperation with LHT and any corresponding proceeds shall be passed on to LHT.

9.3.3	Volaris further guarantees to LHT that any aircraft or Material serviced by LHT under a Flat Rate agreement is at least covered by a Standard OEM Warranty and that LHT will be able to obtain the benefit of such Standard OEM Warranty.

9.4	Warranty Handling

In the event that Volaris either assigns warranty claims to LHT for enforcement in LHT’s name or appoints LHT as an agent for the administration of warranty claims for enforcement on Volaris’s behalf, the Parties shall confirm such assignment or appointment by completing and signing General Annex Warranty Handling or any other appropriate documentation provided by LHT. Volaris shall make available to LHT any documents and information required to administer and enforce the respective claims.

Basic Agreement	- 25 -	Execution Version

10 DELIVERY AND REDELIVERY

10.1	Terms of Delivery and Redelivery

Unless otherwise agreed herein, the Delivery and Redelivery terms shall be set forth in the Attachments.

10.2	Shipping arrangements

Volaris may request that LHT supports Volaris in arranging for shipment of the Material or aircraft concerned. Any shipment arrangements made by LHT shall be in accordance with the Incoterms set forth in the Attachments, if no such Incoterms are stated in the Attachments, shipment arrangement made by LHT shall be in the name and on behalf of Volaris.

10.3	CRS / Acceptance Certificate

Upon completion of the Services and at the latest upon Redelivery, LHT and/or its authority approved Subcontractor, as the case may be, shall issue and provide to Volaris a CRS, unless Volaris issues the CRS through its own approved organization.

Upon Redelivery, Volaris shall sign and provide to LHT a document of acceptance to confirm that the agreed Services have been completed in accordance with this Agreement or stating any objections. In the event that the aforementioned signed document is not provided to LHT prior to or upon Redelivery, the Services shall be deemed to have been completed as agreed.

10.4	Packaging

Any Material shall be packed for shipment using appropriate shipping containers that are in compliance with ATA 300 specification. To the extent that shipping containers are provided by LHT Volaris shall return such reusable shipping containers to LHT after Redelivery within ten (10) Business Days unless otherwise agreed in writing.

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11 LIABILITY AND INDEMNIFICATION – INSURANCE

11.1	Liability and Indemnification

11.1.1	Each Party will be liable towards the other Party for damage to or loss of property and for the injury to or death of any person caused by the gross negligence or the willful misconduct of its directors, officers, employees, agents or Subcontractors in connection with or as a result of the Services rendered under this Agreement.

11.1.2	LHT will indemnify and hold harmless Volaris, its directors, officers, employees, agents and Subcontractors from and against all claims of third parties related to damage, loss, injury or death caused by the gross negligence or the willful misconduct of LHT, its directors, officers, employees, agents or Subcontractors.

11.1.3	Volaris will indemnify and hold harmless LHT, its directors, officers, employees, agents and Subcontractors from and against all claims of third parties related to damages, loss, injury or death unless such damage, loss, injury or death is caused by the gross negligence or the willful misconduct of LHT, its directors, officers, employees, agents or Subcontractors.

11.1.4	*****

11.1.5	*****

11.2	Insurance

11.2.1	During the term and for a minimum period of ***** after the termination or expiration of this Agreement Volaris will effect and maintain and will provide LHT with a certificate of insurance evidencing the following coverages:

11.2.1.1 *****

11.2.1.2 *****

*****

11.2.2	The insurances named in Article 11.2.1.1 and Article 11.2.1.2 and any other insurances of Volaris by which Volaris insures its property will contain *****

*****

11.2.3	*****

11.2.4	*****

11.2.5	Termination of Insurances

In case any of the insurances are not provided or are revoked or canceled at any time for any reason, LHT will have the right to *****.

Basic Agreement	- 27 -	Execution Version

12 TERM AND TERMINATION

12.1	The Basic Agreement shall remain in force and be effective at least as long as one Attachment is still effective.

12.2	Subject to Article 12.1, the Basic Agreement shall be concluded for a minimum term of *****.

In the event of a material breach of this Agreement by a Party, the other Party may terminate this Agreement as a whole or—if the material breach relates only to a particular Attachment—the Attachment concerned by prior written notice, unless the breaching Party cures the breach within ***** after having been notified by the non-breaching Party of the respective breach.

12.3	*****

12.4	*****

12.5	The premature termination of this Agreement as a whole or any Attachment by act of the Parties or otherwise shall not relieve the Parties of any liabilities, obligations, expenses or charges accrued up to the date when such termination takes effect and shall be without prejudice to any rights accruing to either Party up to said date of termination.

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13 CONFIDENTIALITY, NO TRANSFER OF INTELLECTUAL PROPERTY RIGHTS

13.1	The Parties shall treat as strictly confidential the provisions of this Agreement, including the document itself as well as individual provisions contained therein (“Confidential Information”). Confidential Information shall include, but not be limited to, the contents of the negotiations leading up to this Agreement, any business, technical and strategic data disclosed by the other Party or its Subcontractors at any time for any reason—comprising any and all such information in oral or visual form—including but not limited to prices for Materials and Services, the scope of Services offered, legal provisions, Turnaround Times and man-hours needed.

13.2	Neither Party shall disclose any Confidential Information to any employee, except where such disclosure is reasonably necessary in order to fulfill the obligations of such party under this Agreement and the employee commits to comply with the respective Party’s confidentiality obligations, in the understanding that all claims shall be addressed to the applicable Party and not its employees. Either Party may disclose Confidential Information to its certified accountants, auditors and attorneys, such persons to be instructed to adhere to the terms of this Article and as required by applicable law and may disclose such Confidential Information as required by applicable laws, regulations and legal process, including applicable securities laws and regulations. In case Volaris is not the owner of the aircraft, Engine, Material or Component serviced subject to this Agreement LHT and Volaris may upon request by the owner and/or lessor of such aircraft, Engine, Material or Component disclose to the owner and/or lessor Confidential Information regarding such aircraft, Engine, Material or Component. LHT and Volaris may disclose Confidential Information to their respective affiliates, subsidiaries, shareholders, officers and directors. Confidential Information shall only be disclosed to a Subcontractor if such Subcontractor has agreed, in favour of the Party whose information is disclosed, to limitations on disclosure substantially similar to those set forth in this Article 13.2.

13.3	Any Party receiving Confidential Information from the other Party in connection with this Agreement (“Recipient”) shall not be bound by the confidentiality obligations under this Article 13 if the Recipient can prove that the Confidential Information:

was already known to the public prior to the date the Beneficiary received said information;

has become known to the public after the date the Beneficiary received said information, except if the Beneficiary is the originator of the publication of said information;

has been communicated to him at any date by a third party with the right to communicate it;

Basic Agreement	- 29 -	Execution Version

must be disclosed by binding and final order of a competent court or authority, in which case the Beneficiary will immediately inform the other Party about such mandatory disclosure and limit the disclosure to the extent legally permissible.

The aforementioned exceptions to the confidentiality obligations under this Article 13 shall apply to a combination of single pieces of Confidential Information only if such combination is subject to one of the aforementioned exceptions but not if only each individual piece of Confidential Information is subject of said exceptions.

13.4	All obligations of confidentiality imposed under this Article 13 shall survive the term of this Agreement for a period of *****.

13.5	LHT shall at all time retain all right, title and interest in and to its intellectual property contained in the Services, products and processes, including but not limited to all rights under patents, copyrights, trademarks and trade secrets which belong to LHT and all renewals and extensions thereto. The disclosure of any documents, data and other information in connection with this Agreement, including without limitation when such disclosure is made in fulfillment of a contractual obligation hereunder, shall not be construed as a grant or transfer of such rights.

Basic Agreement	- 30 -	Execution Version

14 NOTICES AND COMMUNICATION

14.1	Except as otherwise stated in Article 7.4.3, for messages and correspondence exchanged in connection with this Agreement in day-to-day business, each Party may notify the other Party in writing about suitable postal, e-mail or other addresses and telephone numbers. The addresses given in Article 14.4 below may also be used.

14.2	No Party may claim that the other Party has received such messages or correspondence if other addresses than those exchanged or given below were used.

14.3	Messages sent by e-mail or other electronic means shall be deemed received only when the message has been opened by the recipient. The burden of proof for the receipt and time of receipt of such messages shall lie with the Party sending the message.

14.4	Whenever written notification or notice is required under this Agreement such notification or notice shall be given by mail or internationally recognized courier service to the following address:

Postal Address:	Lufthansa Technik AG
Dept.: Marketing and Sales, HAM TS
Weg beim Jäger 193 (P.O. Box 63 03 00)
22335 Hamburg
Germany

Postal Address:	Volaris
Av. Antonio Dovalí Jaime No. 70, Torre B, Piso 13,
Col. Zedec Santa Fe
01210 Mexico City, Mexico

14.5	Volaris shall report Flight Hours and Flight Cycles, if required, by using the Lufthansa Technik Customer Lounge web application “Airborne” accessible at www.lufthansa-technik.com.

Contact addresses for individual communication are:

e- mail address:	abadzfe@lht.dlh.de

Phone:	+49-40-5070 -2699 or -2912

Fax:	+49-40-5070-5008

Telex:	HAMIDLH

Basic Agreement	- 31 -	Execution Version

15 LAW AND JURISDICTION

15.1	Governing Law

This Agreement and any dispute shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. without regard to its conflicts of laws principles (other than Sections 5-1401 of the General Obligations Law of the State of New York).

15.2	Dispute Resolution / Arbitration

15.2.1	Prior to commencing arbitration, the Parties may, if they so agree, seek the opinion of the relevant manufacturer in relation to the Services under dispute with a view to settling the dispute in good faith. This procedure shall not prejudice either Party’s right to commence arbitration at any time.

15.2.2	Any dispute between the Parties out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the Rules. The place of arbitration shall be New York, New York. The language of the arbitration shall be English. All proceedings in the arbitration shall be scheduled and conducted so that the arbitral tribunal may render the award as expeditiously as possible.

15.2.3	The award shall be final and binding. No Party shall seek recourse to a court of law or other authorities to appeal or otherwise set aside the award. The award shall be in writing and in English, and shall specify the factual and legal basis for the award. The award may be enforced in any court having jurisdiction.

15.2.4	The Parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in any action, suit or proceeding with respect to the enforcement of the arbitration agreement, this Article 15.2 and to the non-exclusive jurisdiction of that court with respect to the enforcement of any award thereunder.

15.2.5	Nothing in this Agreement shall prevent any Party, before an arbitration has commenced pursuant to this Article 15.2, from seeking interim or injunctive relief from any court of competent jurisdiction, provided however such application is made before the arbitral tribunal is constituted. The arbitral tribunal shall have the authority, inter alia, to order interim measures of protection, to award monetary compensation, to order specific performance of this Agreement, and to issue declaratory relief. After the constitution of the arbitral tribunal, only the arbitral tribunal shall have the authority to issue interim or injunctive relief.

15.2.6	The Parties agree to keep any arbitration confidential, and shall not disclose to any person the existence of the arbitration, any document submitted or exchanged in connection with it, any oral submissions or testimony, any transcripts, or any award, unless such disclosure is required by law.

Basic Agreement	- 32 -	Execution Version

15.2.7	The Parties agree that this Agreement and the resulting obligations and relationships are commercial and that the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards and the Inter-American Convention on International Commercial Arbitration of 1975 apply to this Agreement and to any order or arbitral award resulting from any arbitration conducted in accordance with this Agreement.

15.2.8	The Parties hereby appoint:

For Volaris:

CT Corporation System

111 Eighth Avenue, 13th Floor

New York, New York 10011.

For LHT:

Lufthansa Technik Logistik of America LLC

Attn.: MOLINS, ARTHUR

Street: 1640 HEMPSTEAD TURNPIKE

City: 11554 New York, NY

Phone-No: +1-516-296-9234

15.2.9	as its agent for service of process in New York in any dispute; provided, however, that the agent may be replaced by another agent in New York upon thirty (30) Days’ written notice. Service of process on the designated agent at the designated address shall be deemed, for all purposes, to be due and effective service, and service shall be deemed completed whether or not forwarded to or received by the respective Party. Any correspondence sent to a Party’s agent for service of process shall also be copied to the Party directly pursuant to Article 14.4; provided, however, that the failure to copy any Party directly shall not affect the effectiveness of any service of process.

15.2.10	The prevailing Party, if any, shall be entitled to recover its reasonable costs, including agreed arbitrators’ fees and expenses, and reasonable attorneys’ fees and expenses.

15.2.11	NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY DISPUTE.

Basic Agreement	- 33 -	Execution Version

16 MISCELLANEOUS

16.1	Change of Law / Compliance with foreign export and import regulations

16.1.1	The Parties have agreed that certain laws and regulations regarding certification and regulatory requirements are to be observed in the performance of Services under this Agreement. Neither Party can foresee to what extent those laws and regulations will change after the execution of this Agreement. LHT will use all reasonable efforts to mitigate any impact on the performance and the agreed terms of the Services because of a change of laws, regulations or their interpretation by the relevant Authority, any such impact and any resulting additional cost incurred by LHT, to the extent it arises solely as a result of a change by the Government of Mexico or the NAA shall be the responsibility of and be borne by Volaris; otherwise, the same shall be borne by LHT, unless Volaris would have to bear such costs if it would perform the Services itself.

16.1.2	Article 16.1.2 shall apply respectively if LHT is not able to comply with any export or import regulations of other countries than Germany without measurable negative impact on the agreed terms of the Services. LHT shall not be held responsible for any such impact, even if due to such impact certain Services cannot be performed at all.

16.2	Assignment

Volaris agrees that LHT may assign its rights under this Agreement in total or in part to any of LHT’s affiliates, in which case LHT shall inform Volaris of such assignment. LHT shall also have the right to assign its obligations under this Agreement in total or in part with the prior written consent of Volaris, which shall not be unreasonably withheld or delayed. The assignee shall perform the Services under this Agreement in the quality and standards and in accordance with the terms and conditions set forth in this Agreement. Any other assignment of rights or obligations arising from this Agreement shall require the prior written approval of the other Party. Form of Agreement

16.2.1	Two counterpart originals of this Agreement shall be signed and executed by the Parties. One original shall remain with each Party. Each page of each original of the Agreement shall be initialed by each Party.

16.2.2	This Agreement shall not be varied in terms or amended except by an instrument in writing explicitly named an amendment to this Agreement and signed by duly authorized representatives of the Parties.

16.2.3	This Agreement is the entire understanding between the Parties subject matter herein. There are no oral, written or implied agreements with regard to the subject matter herein. In no event shall any general terms and conditions for purchase and/or sale of either Party apply.

16.2.4	All communication between the Parties shall be in English and all documentation shall be made available to the other Party in English. In case any other language is used or any document including this Agreement is translated into any other language it shall be for convenience only. The version in English shall be binding.

Basic Agreement	- 34 -	Execution Version

16.3	Incoterms

Any reference to any Incoterm shall be a reference to Incoterms 2010.

16.4	Order of Precedence

In the event that a provision in an Attachment, General Annex or any related contractual document with reference to the Basic Agreement deviates from or conflicts with a provision in the Basic Agreement the provision in such Attachment, General Annex or any related contractual document with reference to the Basic Agreement shall prevail only if explicit reference is made to the conflicting or deviating provision of the Basic Agreement which it shall supersede. Article 12.1 shall remain unaffected.

16.5	Waiver and Severability

16.5.1	The failure by either Party to enforce any of the provisions of this Agreement shall not be construed as a waiver of its rights.

16.5.2	Nothing contained in this Agreement shall require either Party to take any action contrary to the law or to any order or regulation of any government or contrary to any permit or authorization granted to either Party by any governmental authority. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and the unlawful or otherwise ineffective provision shall be substituted by a new provision reflecting the intent of the provision so substituted.

16.6	Export Clause

16.6.1	Each of LHT and Volaris shall comply with all applicable domestic and foreign export compliance requirements, including applicable US export laws and regulations (e.g. ITAR, EAR and OFAC sanctions regulations) and those of other relevant foreign jurisdictions. Upon reasonable request of a Party, the other Party shall promptly provide appropriate certifications as required by such applicable export laws and regulations to the extent necessary to ensure or evidence compliance with such applicable export laws and regulations.

---------- signature page to follow ----------

Basic Agreement	- 35 -	Execution Version

---signature page to Basic Agreement between LHT and Volaris---

IN WITNESS WHEREOF Volaris and LHT have caused this Agreement to be executed as of the Day and year written below.

Hamburg, Germany Date:		For and on behalf of Lufthansa Technik AG:

	/s/ Joerg Femerling	/s/ Burkhard Andrich
Name:	Joerg Femerling	Dr. Burkhard Andrich
Title:	Sales Director	Senior Vice President
Aircraft Component Services Lufthansa Technik AG

Mexico City, Mexico		For and on behalf of

Date: Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.:

	/s/ Holger Blakenstein	/s/ Fernando Suárez Gerard
Name:	Holger Blakenstein	Fernando Suárez Gerard
Title:	Director Commercial CCO	Director de Finanzas CFO

Basic Agreement	- 36 -	Execution Version

ATTACHMENT 1: TOTAL COMPONENT SUPPORT (TCS)

TCS Attachment	- 1 -	Execution Version

1 GENERAL

This TCS Attachment is an Attachment to the Basic Agreement between the Parties, dated August 15th, 2012.

During the term of this TCS Attachment LHT shall perform Component support services for Volaris as agreed upon hereunder.

TCS Attachment	- 2 -	Execution Version

2 DEFINITIONS

Capitalized terms contained herein shall have the meaning ascribed to them in Article 2 of the Basic Agreement and as follows:

“50_50”	A set amount of part numbers listed in the column “Package” of the positive list in Article 17 of Annex TCS.

“Agreed HBS Level”	Has the meaning set forth in Article 17 of Annex TCS.

“Common Modification Standard”	Has the meaning set forth in Article 3.1.5.

“Component Pool”	A pool or pools of Components that are owned, maintained and administered by LHT at one of its facilities and that LHT makes available to Aircraft operators within a short period of time.

“Deemed Removal Date”	Has the meaning set forth in Article 5.3.

“Flat Rate Components”	Components marked as “Flat Rate Components” in Article 17 of Annex TCS and removed from Volaris’ Aircraft and Engines.

“Home Base”	The location listed in Article 17 of Annex TCS where the Maintenance of Volaris Aircraft is regularly performed.

“Home Base Stock”	The stock of Home Base Stock Components owned by LHT.

“Home Base Stock Components”	The Components defined in the list referenced in Article 17 of Annex TCS and located at Volaris’ Home Base owned by LHT

“Home Base Stock Replacement”	Has the meaning set forth in Article 3.1

“Home Base Stock Replenishment”	Has the meaning set forth in Article 3.1

“Initial Procurement”	The procurement of the Home Base Stock and its allocation at Volaris’ Home Base

“Non Pool Component”	A Component to which Volaris has no access to the Component Pool. These are those Components in Article 17 of Annex TCS not marked as “Pool Components” as well as any other Component removed from Volaris Aircraft.

TCS Attachment	- 3 -	Execution Version

“pbth”	A set amount of part numbers listed in the column “Package” of the positive list in Article 17 of Annex TCS.

“Pool Access Fee”	The fee for accessing the Pool Components as set out in Article 0 of Annex TCS (Pool Access Fee).

“Pool Aircraft”	Those Volaris Aircraft marked as Pool Aircraft in Article 0 of Annex TCS (Volaris’ Aircraft and Engines) for which Volaris has access to the Component Pool.

“Pool Component”	A Flat Rate Component in the Home Base Stock or the Component Pool to which Volaris is granted access for its Pool Aircraft. Those Components are marked as “Pool Components” in Article 17 of Annex TCS.

“Pool Component Adjustment”	Has the meaning set forth in Article 3.1.5.

“Provisioning Period”	The Provisioning Period is measured from the time when LHT receives Volaris’ written request and until LHT provides the relevant Pool Component according to the Incoterms agreed in Article 5.1.

“Removal Date”	Has the meaning set forth in Article 5.3.

“Return Pool Component”

Pool Components to be returned by Volaris to LHT because:

•   the Pool Component is unserviceable and Volaris has received a serviceable Pool Component ; or

•   the serviceable Pool Component delivered by LHT is not needed for installation; or

•   the Agreed HBS Level for this Pool Component is exceeded.

“TCS Attachment”	This Attachment entitled “Total Component Support (TCS)”.

“Volaris’ Aircraft and Engines”	Has the meaning set forth in Article 0 of Annex TCS.

References in this Attachment shall be references to Articles of this TCS Attachment or its Annex, unless expressly otherwise stated herein.

TCS Attachment	- 4 -	Execution Version

3 SCOPE OF SERVICES

3.1	Component Pool

LHT shall grant Volaris access to serviceable Pool Components available in the Component Pool in order to replace Volaris’ unserviceable Components by serviceable Components on a 1:1 forward exchange basis.

Volaris may request during the term of this Agreement Pool Components in order to:

•	replace unserviceable Pool Components from the Pool Aircraft during a line maintenance or heavy maintenance.

•	replace Pool Components in the Aircraft due to Modifications, layovers or hard times.

•	replace Pool Components on attrition due to upgrades, retrofits, service bulletins, airworthiness directives or reliability improvements.

•	Replace Pool Components in the Aircraft due to Soft Times.

•	replace Pool Components in the Home Base Stock that have to be replaced due to a change in Modification standard or the expiry of storage limits (“Home Base Stock Replacement”).

•	replenish the quantity of Pool Components in the Home Base Stock to the Agreed HBS Level (“Home Base Stock Replenishment”). Such replenishment may be refused if:

•	— Volaris loaned a Pool Component to a third party (Article 3.1.7),

•	— Volaris exchanged a Pool Component with a third party and received in exchange a Pool Component that is in need of repair or Modification before it can be used by Volaris (Article 3.1.7).

3.1.1     Requesting Pool Components

Volaris shall request in writing (or in accordance with any other procedure agreed upon) Pool Components and related AOG Services at LHT’s service desk which will be available twenty-four (24) hours a day, seven (7) days a week.

3.1.2     Content and Time Frame

A)	Volaris shall place a request for Pool Components at LHT in writing (or according to any other procedure agreed upon) immediately after the necessity therefore has arisen. Such request shall contain:

TCS Attachment	- 5 -	Execution Version

•	the part number,

•	the request category as specified in Article 3.1.3,

•	Tailsign in case of an AOG, CRIT or SCHEDULED request,

•	the scheduled replacement date and any other relevant information relating to such request.

B)	Category “SCHEDULED” requests shall be made within the following time frames:

•	In case of Base Maintenance, at least four (4) weeks before the scheduled replacement date,

•	In case of a component exchange due to a Modification, as soon as possible but at least two (2) months prior to the scheduled replacement date,

•	in all other cases at least ten (10) Days before the scheduled replacement date, except for those AD’s or mandatory Service Bulletin, where a timeframe is established.

3.1.3     Provisioning Periods

LHT shall provide the requested Pool Components to Volaris within the time frames set out in the table below.

Request Category	Description	Prerequisites	Provisioning Period	Target Service Level
AOG	*****	*****	*****	*****
CRIT A	*****	*****	*****	*****
CRIT B	*****	*****	*****	*****
SCHEDULED	*****	*****	*****	*****
SCHEDULED AD’s or mandatory Service Bulletin	*****	*****	*****	*****
REPLENISHMENT	*****	*****	*****	*****

Note 1: *****

Note 2: *****

Note 3: *****

Note 4: *****

TCS Attachment	- 6 -	Execution Version

3.1.3.1     Target Service Level Parameters

LHT shall fulfil the “Target Service Levels” as stated in the right column of the table above. In this respect, the following shall apply:

A)	The Target Service Levels shall only be relevant if Volaris complies with its obligations under this Agreement.

B)	*****

C)	When calculating the Target Service Level parameters, a request will be disregarded for calculation purposes if any of the following applies:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	The Agreed HBS Level has not been established for the respective Pool Component.

(vi)	Volaris fails to fulfil its obligations to deliver the component to LHT in accordance with the Purchase Terms Agreement.

D)	*****

3.1.3.2     Penalty Application:

The Parties agree that *****.

A.	Penalties for LHT: In the event that LHT fails to comply with the Target Service Level specified in section 3.1.3. as calculated in accordance with section 3.1.3.1 paragraph D) above, LHT shall pay Volaris the penalty described below:

*****

*****

TCS Attachment	- 7 -	Execution Version

For avoidance of doubt, an example of Service Level measurement and discount is described below:

	*****	*****	*****	*****	*****	*****	*****
AOG	*****	*****	*****	*****	*****	*****	*****
Crit A	*****	*****	*****	*****	*****	*****	*****
Crit B	*****	*****	*****	*****	*****	*****	*****
Scheduled	*****	*****	*****	*****	*****	*****	*****
Replenishment	*****	*****	*****	*****	*****	*****	*****
Total	*****	*****	*****
Weighted deviation from target							*****
Cumulative Invoice (Pool Rate)							*****
Adjustment (credit/debit)							*****

B.	Penalties for Volaris: In the event that Volaris fails to comply with the following Performance Parameters, Volaris shall pay LHT the penalty described below:

Performance Parameters	*****	*****
Return Pool Components:	*****	*****
***** of Return Pool Components removed in Mexico to be delivered to the freight forwarder within ***** after *****. For San Salvador fourteen (14) days after Deemed Removal Date
***** AOG and CRIT A requests as defined 3.1.3.4	*****	*****
***** of Removal Reason as specified below	*****	*****

TCS Attachment	- 8 -	Execution Version

Removal Reasons

Unserviceable Flat Rate Components delivered to LHT shall be accompanied with Post Flight Reports (“PFR”) in addition to the required documentation. In case that no PFR is available Volaris has to ensure that a qualified removal reason description is stated in the removal tag to prevent redundant trouble shooting in the LHT workshops.

It is the target of Volaris to ensure that ***** of the removed Flat Rate Components are accompanied with such PFR’s and/ or qualified removal reasons.

For the avoidance of doubt, in the event that the actual Volaris Performance Parameters are as follows:

•	Return Pool Components: *****

•	Quota for AOG and CRIT A: *****

•	Removal Reason: ***** Components are accompanied with PFR and/ or qualified removal reasons.

Solely as an example, the percentage figure of the Target Service Level for all categories will be reduced by:

*****

C.

Starting on February 1st 2014, the Parties will make annual reconciliations on the amounts that each Party owes the other as a result of the application of the penalties described in subparagraphs A. and B. above. LHT and Volaris agree that if amounts are due to the other Party as a consequence of the penalties described above, they will set-off such amounts on the next applicable invoice.

D.	The Parties agree the penalties set forth in this Article may be subject to modifications as agreed by both Parties in writing, as their intention is to maintain and improve performance.

3.1.3.3 AOG-Service

For category “AOG” requests, the following shall apply:

A)	*****

B)	*****

*****

******

******

*****

*****

TCS Attachment	- 9 -	Execution Version

3.1.3.4 Quota of AOG and CRIT A requests

*****

3.1.4 Provision of interchangeable Pool Components

LHT may alternatively provide an interchangeable Pool Component to Volaris together with Interchangeability information available to LHT.

LHT shall provide VOLARIS with a proposed list of interchangeable part numbers according to LHT IT system at the beginning of the contract and on a regular basis *****. The sole responsibility for the confirmation of the Interchangeability remains with Volaris.

LHT will provide to Volaris a fully interchangeable Pool Component (in accordance to the relevant interchangeable information). LHT provides Pool Components with same FFF in comparison to the removed one. All Pool Components provided by LHT meets the agreed pool standard.

3.1.5 Adjustment of the List of Pool Components

Any Modification to the Pool list and Home Base Stock shall be mutually agreed by LHT and Volaris every ***** as well as any change on fee resulting from such modification.

LHT shall be entitled to define in its sole discretion a common Modification standard for the Component Pool (“Common Modification Standard”). LHT shall maintain the Common Modification Standard for all Pool Components.

LHT and Volaris may agree to—in deviation from Article 15.4.2 of the Basic Agreement—exclude such Pool Component from the Component Pool and adjust the Pool Access Fee accordingly. After their exclusion from the Component Pool these Components shall be treated as Non Pool Components.

3.1.6 Transfer of Title

Transfer of title of Pool Components shall be governed by the following provisions:

A)	Title to each serviceable Pool Component shipped by LHT to Volaris shall remain with LHT until the Return Pool Component that it replaces has been received by LHT, whereupon title to the serviceable Pool Component shall transfer to Volaris and simultaneously title to the Return Pool Component shall transfer to LHT.

TCS Attachment	- 10 -	Execution Version

B)	Title to each serviceable Home Base Component taken out of the Home Base Stock to be installed in a pool aircraft, shall remain with LHT until the Return Pool Component that it replaces has been received by LHT, whereupon title to the serviceable Home Base Component shall transfer to Volaris and simultaneously title to the Return Pool Component shall transfer to LHT.

C)	However, in the case of leased Pool Aircraft, if the lease terms do not permit the installation of a Component that is subject to a retention of title in favour of LHT, the title to the serviceable Pool Component shall pass to Volaris (or Pool Aircraft lessor) upon its installation on such leased Pool Aircraft, and simultaneously title to the Return Pool Component shall transfer to LHT.

D)	If the Return Pool Component has not been received by LHT within the time frames outlined in Article 5.3 and LHT therefore purchases a Component at the expense of Volaris as permitted by Article 5.3.4, then

i)	the Component shall be owned by LHT,

ii)	title of the serviceable Pool Component provided to Volaris shall pass to Volaris upon LHT’s receipt of payment by Volaris of the sums payable to LHT in respect of its purchase of the Component in accordance with that Article,

iii)	title to the Return Pool Component shall remain with Volaris.

However, if Article 3.1.6 B) above applies and thus title to the Return Pool Component has already passed to LHT upon the installation of the serviceable Pool Component on the leased Pool Aircraft

E)	In case of Home Base Stock allocated by LHT:

Other than set forth in Article 8.1 of the Basic Agreement, title to Pool Components and Home Base Stock Components shall transfer as follows:

Title to each Home Base Stock Component taken out of the Home Base Stock to be installed on a Pool Aircraft shall remain with LHT until the replaced Return Pool Component has been received by LHT. Upon receipt by LHT, title to the serviceable Pool Component or the Home Base Stock Component, as the case may be, transfers to Volaris. At the same time the title to the Return Pool Component transfers to LHT. The Title to all Pool Components for Home Base Stock Replacement and Home Base Stock Replenishment remains with LHT.

Title shall transfer pursuant to each of the provisions above free and clear of all liens, encumbrances and other third party rights.

TCS Attachment	- 11 -	Execution Version

3.1.7 Impact of Volaris exchange on ad-hoc basis

Volaris may exchange Pool Components within its Home Base Stock with third parties on a 1:1 exchange basis, provided that LHT has given its consent in advance of the exchange (such consent not to be unreasonably withheld). LHT shall be entitled to deny the use of Home Base Stock for any purpose other than to replace Return Pool Components removed from Pool Aircraft if such other use would increase the likelihood of increased requests by Volaris to LHT under Article 3.1. If a Pool Component received by Volaris pursuant to an exchange with a third party is subsequently sent to LHT for repair or Modification, the repair and Modification (if any) shall be charged to Volaris on a Time and Material basis.

Volaris may, on an ad hoc basis only and at its own cost, loan Pool Components from a source other than LHT to support its fleet (for example on line stations), but shall promptly inform LHT of such ad hoc occurrences.

3.2	Home Base Stock

In order to fulfil short term requirements, e.g. for No-Go and MEL A items, and, consequently, to reach high technical dispatch reliability Volaris shall maintain a Home Base Stock.

Such Home Base Stock is an integral part of the pool concept acting as a local emergency stock with eliminated shipping time.

The Home Base Stock shall only be used by Volaris to replace Pool Components removed from Pool Aircraft or spare engines/APUs. It may be used for other purposes only after prior written consent of LHT (which shall not be unreasonably withheld).

As the Home Base Stock is part of the entire Component Pool LHT may withhold its consent for such alternative use in cases where this will likely lead to increased AOG or CRIT A requests by Volaris.

The Home Base Stock has been defined in Article 17, Annex TCS.

TCS Attachment	- 12 -	Execution Version

3.2.1 Material Delivery and Allocation

LHT has decided to deliver to ***** the required Home Base Stock in accordance with this TCS Attachment.

*****

LHT shall provide the Pool Components defined in the Agreed HBS Level.

*****

3.2.2 Management of Home Base

For the effective management of the Component Pool through LHT it is essential that Volaris manages its Home Base Stock to fulfil Volaris’ operational requirements. *****

*****

*****

*****

3.2.3 Adjustment of the Home Base Stock

Whenever parameters with influence on the Home Base Stock change (for example changed Pool Aircraft, Volaris line stations or Authority regulations), the composition of the Home Base Stock shall be adjusted respectively, if necessary. The following procedure will apply: Volaris shall inform LHT of the changed parameters, whereupon LHT shall recommend the respective adjustment to the Home Base Stock. The Parties shall then mutually in good faith define the final adjustments without delay, and LHT shall then add the additional Pool Components to the Home Base Stock. In the event that the Parties cannot agree on the final adjustment, the service level parameters have to be adjusted.

3.2.4 Access Right of LHT

LHT shall be entitled to access anytime the premises where the Home Base Stock is stored, in order to verify compliance with this TCS Attachment. LHT will inform Volaris at least ***** in advance prior to such a planned visit.

*****

3.2.5 Home Base stock Allocation

LHT shall provide to Volaris the Home Base Components defined in the Agreed HBS Level.

*****

*****

TCS Attachment	- 13 -	Execution Version

*****

*****

*****

*****

*****

*****

*****

*****

*****

*****

*****

3.2.5.1 Material Allocation Period

The Material allocation period corresponds to the term of this TCS Attachment, except if the Home Base allocation is terminated earlier in accordance with the provisions set forth herein or otherwise agreed by the Parties. In case the Material allocation period is terminated prematurely partially or in whole Article 10.3 shall apply.

3.2.5.2 Amendments

The scope of the Material allocation, including the Material allocation period, may be changed at any time by mutual agreement duly signed by the legal representative of both Parties between the Parties.

3.2.5.3 Release of Home Base Components to LHT

*****

3.2.5.4 Shipping

With reference to Article 9 of the Basic Agreement, the initial delivery to Volaris and the redelivery to LHT of the Home Base Components shall be made in accordance with the following Incoterms 2010:

To Volaris	To LHT
*****	*****

TCS Attachment	- 14 -	Execution Version

3.3	Maintenance of Components

3.3.1 Maintenance / Modifications

LHT shall perform the applicable Services, such as repair, overhaul, test and Modification on all Flat Rate Components, in order to return these Components into Serviceable Condition. Such Services will be performed in accordance with the applicable Maintenance Data and as set forth in Article 1 of the Basic Agreement.

Modifications shall be performed on the following basis:

•	mandatory Modifications required by EASA or FAA

•	Modifications upon Volaris’ written request (only Components which are not Flat Rate Components).

•

Modifications considered cost-effective by LHT. A Modification shall be considered cost-effective if LHT reasonably expects that the savings on Maintenance of the Component will exceed the cost for Modification of such component. Such savings shall be estimated based on a three years period.

•	Modifications considered for reliability improvement.

•	To ensure the common Modification Standard of the Component Pool.

Note:	For Non Flat Rate Component modifications or reliability improvement suggested by Volaris, LHT shall offer Volaris a preferred rate.

3.3.2 Turnaround Time for Non Pool Components

LHT shall perform the respective Maintenance on the Non Pool Components within the average Turnaround Times (TAT):

•	Avionics = *****

•	None avionics: = *****

•	Engine parts = *****

•	Subcontractors = *****

TCS Attachment	- 15 -	Execution Version

The average TAT is the sum of all completed TAT per part number (per full contractual year), divided by the number of completed Component repair events per range of such part number.

For Maintenance on Pool Components, no TAT applies.

3.3.3 Exchange or Loan of Non Pool Components

In order to reduce the TAT of Non Pool Components, LHT may propose an exchange free of charge for an unserviceable Component with a serviceable Component owned by LHT.

Title of the Non Pool Component exchanged will transfer between the Parties with Redelivery of the exchange Component to Volaris.

Volaris may, in its own discretion and at its cost, request a serviceable Component on the basis of a 1:1 exchange or loan. The provisioning of such Component will be subject to availability and conclusion of a separate agreement between the Parties at the terms set forth in Article 12 of Annex TCS.

In the event of an exchange or loan, LHT may provide an interchangeable Component to Volaris. The sole responsibility for the confirmation of the Interchangeability remains with Volaris.

3.3.4 Material required for Maintenance

All Material, including Modification Material, required to perform Maintenance on Components shall be provided by LHT, unless—in the event of Non Pool Components—Volaris has requested in writing to provide the Material and has confirmed that it is able to deliver the Material on time and in accordance with Article 6.2.5.

*****

TCS Attachment	- 16 -	Execution Version

4 SIGNING BONUS

***** with an amount of three million five hundred thousand (3,500,000) USD . A payment with an amount of two million (2,000,000) USD upon contract signature, whereas the remaining one million five hundred thousand (1,500,000) USD shall be paid in the form of annual credit notes of seven hundred and fifty thousand (750,000) USD each in 2013 and 2014 to be balanced with invoices on technical services issued by LHT. The initial two million (2,000,000) USD may be balanced with any open invoices due to LHT. LHT shall pay interest at a rate of five per cent (5%) per annum on any unbalanced amount of the initial two million (2,000,000) USD.

TCS Attachment	- 17 -	Execution Version

5 DELIVERY/ REDELIVERY

5.1	Shipping

With reference to Article 10 of the Basic Agreement, the Components shall be shipped according to the following Incoterms:

Components covered by	To Volaris	To LHT
*****	*****	*****
*****	*****	*****

*****

It shall be the shipping Party’s responsibility to ensure that all Components are shipped using the appropriate shipping containers according to ATA 300 specification.

In the event of AOG requests, LHT shall make use of the fastest standard transport options available according to LHT’s reasonable discretion. At Volaris’ written request, the Pool Components shall be personally delivered by an on-board courier. Any costs associated with such transportation shall be borne by Volaris.

5.2	Receiving Inspection

LHT shall inspect a Component upon its arrival at the agreed LHT Maintenance facility for visible defects. *****

Volaris shall inspect a Component upon its arrival at the agreed location for visible defects. *****

TCS Attachment	- 18 -	Execution Version

5.3	Time Frames for Delivery of Pool Components to LHT

5.3.1 Return Pool Component

*****

*****

*****

*****

*****

5.3.2 Serviceable Pool Component no longer required

If Volaris does no longer require a serviceable Pool Component on the date specified in its request to LHT, Volaris shall return such Pool Component to LHT as set on 5.3.1.

For the avoidance of doubt, Volaris shall (unless otherwise agreed with LHT) return such Pool Component to LHT even if the Pool Component is subsequently required but at a later date.

5.3.3 Loan Fee in the event of delayed return

*****

*****

5.3.4 Replacement purchase in the event of delayed return

*****

*****

5.4	Redelivery of Material for non Flat Rate Components to Volaris

On Volaris’ request, Material removed from any unserviceable non Flat Rate Component and neither re-installed nor exchanged shall be returned to Volaris together with the respective Component. Such request shall be made in writing latest with the Delivery of the Component.

TCS Attachment	- 19 -	Execution Version

If such Material was subject to Maintenance or repair that could not be completed until Redelivery, it shall be returned to Volaris as soon as reasonably possible thereafter.

5.5	BER

5.5.1 BER of Pool Components

If a Pool Component returned to LHT is BER (as defined in Article 12.3 of Annex TCS), LHT shall inform Volaris about the serial number of the relevant Pool Component, the Pool Aircraft from which the Pool Component was removed and LHT’s findings. ***** except for BER caused by Volaris (e.g. mishandling), in which case, LHT shall dispose the Component at Volaris’ expense against payment ***** of the respective Component’s *****.

5.5.2 BER of Non Pool Components

*****

5.6	Rogue Unit:

Volaris reserves the right to refuse Pool Parts/ Exchanges where the Part is recognized as a “Rogue Part”. A Rogue Part is defined as a Part that has been removed from an aircraft ***** within the last ***** regardless of whether a failure was found or not. If a Part has been identified as a Rogue Part before the start of the definitive contract, it will be paid for under “Time and Material” Pricing. If a Part becomes a Rogue Part under the Service Provider’s maintenance care under the Program Services, it is the responsibility of the Service Provider to replace the Rogue Part.

In order to isolate potential Rogue Parts during the course of the Agreement, Volaris reserves the right to request a “full in-depth investigation” for those parts that have ***** during the last ***** and have been determined to be NFF. If a part fails a consecutive third time within the last twelve months, then it shall be considered under the Rogue Parts procedure.

TCS Attachment	- 20 -	Execution Version

6 DOCUMENTATION AND APPROVAL

6.1	Certification

Each Component shall be provided to Volaris with the relevant CRS certificate according to EASA Part-145.A.42 and/or an equivalent FAA release.

6.2	Documentation

6.2.1 Documentation

Volaris shall send the Components to LHT with the documentation and information set forth in Article 16 of Annex TCS (Specific Documents).

In the event that Volaris does not provide such documentation together with the Component, LHT shall ask Volaris to provide such documentation. In case documentation is not available at all LHT shall be entitled to repair/overhaul the respective Component at Volaris’ expense.

In the event that LHT does not provide such documentation together with the Component, Volaris shall ask LHT to provide such documentation. In case documentation is not available at all, Volaris shall claim for another unit or be entitled to purchase, lease or acquire in any other way the respective Component at LHT’s expense in case LHT does not provide the second unit in the required period of time.

6.2.2 Maintenance Records

LHT shall make available the Maintenance records as listed in Article 16 of Annex TCS to Volaris upon Redelivery of the Components.

6.2.3 Supply of and Responsibility for documentation

Volaris will provide LHT with all required documentation listed in Article 16 of Annex TCS no later than on the date specified therein.

Without prejudice to any further requirements in Article 3 of the Basic Agreement, Volaris hereby warrants that LHT and its Subcontractors are granted the right to use such documentation for the purpose of this Agreement.

It is the responsibility of Volaris that the documentation is supplied and to assure that the documentation reflects the current technical status of the Components.

In case the data does not reflect the Component status necessary, or is not supplied to LHT in time, LHT may, but is not under obligation to, undertake measures as are necessary to begin/continue with the Services. The cost of such measures provided by LHT will be charged to Volaris.

TCS Attachment	- 21 -	Execution Version

Any cost associated with the access and/ or use of any documentation by LHT and/ or its Subcontractors shall be borne by Volaris.

6.2.4 Supply of Documentation in Electronic Form

If documentation is to be accessed in electronic form by LHT, Volaris will ensure that LHT is granted access to and is granted the right to use such data in electronic form. To the extent LHT and the respective OEM have an agreement regarding LHT’s access to and use of such data, Volaris will comply with any reasonable requirements of LHT and/or the OEM to secure such access to and use of such data.

Volaris shall send all Return Pool Components to LHT and LHT shall send all serviceable Pool Components to Volaris with the documentation and information set forth in Article 16 of Annex TCS at the times specified therein.

6.2.5 Certification of Material

All Material used by LHT or its Subcontractors shall have EASA—and/or FAA-certification.

Any Material provided by Volaris or purchased by LHT on behalf of Volaris must carry the certification and documentation required by FAA Part 145 and/or EASA Part-145.A.42.

TCS Attachment	- 22 -	Execution Version

7 PRICES/CHARGES

7.1	Pool Access Fee

Volaris shall pay a Component Pool Access Fee as set forth in Article 10.17.1 of Annex TCS.

7.2	Additional Administration Fee

*****

7.2.1 Flat Rate

Work performed and Material consumed on Flat Rate Components as listed in Article 17 of Annex TCS shall be charged per aircraft Flight Hour (FH) as specified in Article 10.17.1 of Annex TCS.

Volaris shall pay for all Flight Hours flown but in any case per aircraft ***** specified in Article 10.12 and Article 10.19 of Annex TCS.

7.2.2 Exclusions from the Flat Rate

The Flat Rate charges do not include those items listed in Article 10.18 of Annex TCS. Those exclusions shall be charged on a Time and Material basis pursuant to Article 10.20.

TCS Attachment	- 23 -	Execution Version

7.2.3 No Failure Found Rate (NFF Rate)

Without additional charge the Flat Rate includes an NFF Rate at 15% (fifteen per cent) as a yearly average calculated over the calendar year. All NFF events above such value will be charged at seven hundred and fifty (750) USD per event. All NFF events below NFF Rate fifteen per cent (15%) and calculated in the period described in this same article 6.3.1 will be credited to Volaris at a rate of seven hundred and fifty (750) USD per event.

The criteria to determine NFF will be Airbus official policy as amended from time to time.

If, after one year from the execution of this Attachment, Volaris’ NFF rate is higher than defined under Article 10.22.4 of Annex TCS Volaris and LHT shall jointly review and Volaris shall take appropriate corrective actions. LHT’s rights under Article 6.3 of the Basic Agreement shall remain unaffected.

The NFF Rate will be calculated by using the following formula:

A removal is unjustified if the acceptance test in accordance with the respective component Maintenance manual is passed without any findings.

7.2.4 *****

*****

*****

7.2.5 Maintenance of non Flat Rate Components

All Components removed from Volaris’ Aircraft and Engines which are non Flat Rate Components as per Article 17 of Annex TCS or excluded from the Flat Rate as per Article 10.18 of Annex TCS and Services relating thereto shall be charged according to the Time and Material rates defined in Article 10.20 of Annex TCS, unless the Parties agreed separately on a Fixed Price.

TCS Attachment	- 24 -	Execution Version

7.3	Transportation

Volaris shall pay for transportation for all items listed in the column “Package” marked as pbth listed in the positive list of Article 17 of Annex TCS as specified in Article 10.17.2.

7.4	Attachment Assumptions

The fees set forth in Articles 7.1 to 7.2 hereof are based on the Attachment Assumptions specified in Article 10.22.1 of Annex TCS. Articles 7.2.3 and 7.2.4 shall remain unaffected.

TCS Attachment	- 25 -	Execution Version

8 SECURITIES

***** shall provide ***** with a security in cash corresponding to the amount of *****

*****

*****

TCS Attachment	- 26 -	Execution Version

9 WARRANTY

9.1	LHT’s Warranty

In accordance with Article 9.2.2.1 of the Basic Agreement a defect shall be regarded as subject to warranty if the same defect arises within ***** after Redelivery of the Component, whichever may occur first.

*****

9.2	OEM Warranties

For Flat Rate Components LHT will perform warranty administration on behalf of Volaris. The provisions of Article 9 of the Basic Agreement shall apply.

Volaris shall provide all necessary documents and/ data which are required to claim such warranty rights, including, but not limited to, those specified in Article 16 of Annex TCS.

In case the warranty claim assigned from Volaris to LHT is rejected by the Original Equipment Manufacturer (OEM) because Volaris failed to provide LHT with such Specific Documents / data, or Volaris supplied such data later than defined, Volaris shall pay the related repair cost on a Time and Material basis.

9.3	Liability

*****

*****

TCS Attachment	- 27 -	Execution Version

10 TERM AND TERMINATION

10.1	Conditions Precedent

*****

*****

*****

10.2	Fix Term and Termination

This TCS Attachment shall be concluded for a fix term of six (6) years from the date of the fulfilment of the conditions precedent according to Article 10.1. After the fixed six (6) year period, the TCS-Attachment shall

*****

*****

Article 12 of the Basic Agreement remains unaffected.

10.3	Premature Termination

10.3.1 *****

*****

*****

*****

*****

*****

*****

*****

10.4	Termination due to malperformance

If the Performance Measurement, as shown in Article 3.1.3 is not achieved during ***** consecutive ***** or during ***** within a period of *****.

*****

TCS Attachment	- 28 -	Execution Version

10.5	Termination for market conditions

******

*****

*****

10.6	Maintenance Facility

LHT shall render the Services at one or more of the Maintenance facilities listed in Article 11 of Annex TCS (Maintenance Facilities) but may perform Services also at other Maintenance facilities approved by LHT.

10.7	LHT to Solely Support Volaris

During the term of this Attachment, all Flat Rate Components removed from Volaris’ Aircraft and Engines shall only be serviced by LHT in accordance with this TCS Attachment.

In the event Volaris adds further aircraft and/or Engines of the same aircraft family as specified in Article 0 of Annex TCS to its fleet, these aircraft and Engines shall also be considered Volaris’ Aircraft and Engines within the meaning of this TCS Attachment. Accordingly, the Components of these additional Volaris Aircraft and Engines which qualify as Flat Rate Components and/or Pool Components—see Article 17 of Annex TCS (List of Covered Components)—shall from the start of operation of the additional aircraft be treated like Flat Rate Components and/or Pool Components under this TCS Attachment and be solely maintained by LHT in accordance with the terms of this TCS Attachment. The Pool Access Fee and the Flat Rate as agreed in Articles 7.1 and 7.2 shall also apply to the additional aircraft and Engines. Without prejudice to the foregoing, if an additional aircraft or Engine has a different basic configuration than the aircraft specified in Article 0 of Annex TCS LHT and Volaris will negotiate in good faith about an adjustment of the list of Flat Rate Components according to Article 17.1 of Annex TCS (Adjustment of Flat Rate Components and Pool Components).

10.8	Cost for provisioning and access to Maintenance Data

Subject to Article 3.4 of the Basic Agreement, any cost, expenses, royalties or other charges, incurred by LHT or LHT’s Subcontractors in connection with the provisioning, access and use of any Maintenance Data that ***** shall be borne by *****.

10.9	Subcontractors

If Volaris believes that the Subcontractor is responsible for continual and/or repetitive breaches of the quality, turnaround time and/or workmanship commitments in this Agreement, Volaris shall notify LHT in writing providing full details accompanied by any supporting evidence. Within five (5) Business Days of receipt of such notice from Volaris, Volaris and LHT will agree upon a date, time and place whereby senior management representatives from LHT and Volaris will meet to review such claim and supporting evidence. Should LHT agree with Volaris’ claim, then within five (5) business days of such meeting, LHT shall arrange

TCS Attachment	-29 -	Execution Version

to conduct an audit of the Subcontractor in light of Volaris claim and make appropriate recommendations. Should the Subcontractor fail to comply with LHT’s recommendations, if any, within fifteen (15) days or fail to achieve a consistent improvement in quality, turnaround time, and/or workmanship, as the case may be, as soon as reasonably practicable after receipt of LHT’s recommendations, Volaris shall have the right to refuse the designated Subcontractor under this Agreement.

*****

*****

*****

TCS Attachment	- 30 -	Execution Version

Hamburg, Germany Date:	For and on behalf of LUFTHANSA TECHNIK AG:

Name:
Title:

Mexico City, Mexico Date:	For and on behalf of Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.:

Name:
Title:

TCS Attachment	- 31 -	Execution Version

ANNEX TCS/ TOTAL COMPONENT SUPPORT

TCS Attachment	- 32 -	Execution Version

EFH:	Engine Flight Hour	FH:	Aircraft Flight Hour

10.11	Volaris’ Aircraft and Engines

No.	TAIL	MSN	*****	*****	*****	MODEL	TYPE	*****	*****	*****	*****	*****	*****
1	N473TA	1140	*****	*****	*****	1999	A319-132	*****	*****	*****	*****	*****	*****
2	N474TA	1159	*****	*****	*****	2000	A319-132	*****	*****	*****	*****	*****	*****
3	XA-VOI	2657	*****	*****	*****	2006	A319-132	*****	*****	*****	*****	*****	*****
4	XA-VOL	2666	*****	*****	*****	2006	A319-132	*****	*****	*****	*****	*****	*****
5	XA-VOA	2771	*****	*****	*****	2006	A319-133	*****	*****	*****	*****	*****	*****
6	XA-VOB	2780	*****	*****	*****	2006	A319-133	*****	*****	*****	*****	*****	*****
7	N501VL	2979	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
8	XA-VOC	2997	*****	*****	*****	2007	A319-132	*****	*****	*****	*****	*****	*****
9	XA-VOD	3045	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
10	XA-VOE	3069	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
11	XA-VOF	3077	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
12	XA-VOG	3175	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
13	XA-VOH	3253	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
14	XA-VOJ	3279	*****	*****	*****	2007	A319-133	*****	*****	*****	*****	*****	*****
15	XA-VOK	3450	*****	*****	*****	2008	A319-133	*****	*****	*****	*****	*****	*****
16	N502VL	3463	*****	*****	*****	2008	A319-132	*****	*****	*****	*****	*****	*****
17	N503VL	3491	*****	*****	*****	2008	A319-133	*****	*****	*****	*****	*****	*****
18	N504VL	3590	*****	*****	*****	2008	A319-132	*****	*****	*****	*****	*****	*****
19	XA-VOM	3624	*****	*****	*****	2008	A320-233	*****	*****	*****	*****	*****	*****
20	XA-VON	3672	*****	*****	*****	2008	A320-233	*****	*****	*****	*****	*****	*****
21	XA-VOO	3705	*****	*****	*****	2008	A319-133	*****	*****	*****	*****	*****	*****
22	XA-VOP	4403	*****	*****	*****	2010	A319-133	*****	*****	*****	*****	*****	*****
23	XA-VOQ	4422	*****	*****	*****	2010	A319-133	*****	*****	*****	*****	*****	*****
24	XA-VOR	2296	*****	*****	*****	2004	A319-132	*****	*****	*****	*****	*****	*****
25	XA-VOS	3252	*****	*****	*****	2007	A319-132	*****	*****	*****	*****	*****	*****
26	XA-VOT	3317	*****	*****	*****	2007	A319-132	*****	*****	*****	*****	*****	*****
27	XA-VOU	*****	*****	*****		2004	A320-232	*****	*****	*****	*****	*****	*****
28	XA-VOV	*****		*****		2008	A320-232		*****	*****	*****	*****	*****
29	XA-VOW	*****		*****		2008	A320-232		*****	*****	*****	*****	*****
*****	*****			*****		*****
*****	*****			*****		*****
*****	*****			*****		*****
*****	*****			*****		*****
*****	*****			*****		*****

TCS Attachment	- 33 -	Execution Version

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TCS Attachment	- 34 -	Execution Version

TCS Attachment	- 35 -	Execution Version

10.12 Flight Hours per year, Leg Length

A/C-Type (A/C; Engine)	Planned FH per AC	Minimum FH per AC for MRO	Minimum quantity of AC for pool	FH /Cycle Ratio
*****	*****	*****	*****	*****

*****

10.13 Home Base

The home base shall be allocated as needed in Volaris’ facilities. LHT will deliver components for the Home Base at *****.

TCS Attachment	- 36 -	Execution Version

10.14 Price Validity

The prices specified in the present Article Error! Reference source not found. of Annex TCS shall be valid upon execution of this Agreement and until December 31st 2012 and shall be adjusted in accordance with the arrangements set forth in the Basic Agreement.

10.15 Pool Access Fee

Pool Aircraft type	Charge [USD/FH]
*****	*	****

10.16 Additional Administration Fee for Home Base Components

*****

10.17 Component Maintenance Services

10.17.1 Price for Flat Rate Components

*****

A/C age A/C type	*****	***** year	***** year	***** year	***** year	***** year and following
*****	*****	*****	*****	*****	*****	*****

The dates of aircraft manufacture are defined in Article 0 of this Annex TCS (Volaris’ Aircraft and Engines).

*****

10.17.2 Price for transportation of Flat Rate Components

*****

TCS Attachment	- 37 -	Execution Version

Transportation	Charge [USD/FH]
*****	*	****

10.18 Flat Rate Component Exclusions

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TCS Attachment	- 38 -	Execution Version

10.19 Fleet Utilization Adjustment Factor (Fleet Average)

A/C type

FH per Cyc	*	****
FH per Year
*****	*	****
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TCS Attachment	- 39 -	Execution Version

10.20 Time and Material rates

10.20.1 Man-Hour Rates

Type of Service	Rate per hour in USD
Component Maintenance Services	*****

The rate of 49 USD per hour are intended for the components repaired under the 50 – 50 cost share model and as defined in the 50 – 50 table under Article 16.

10.20.2 Machine-Hour Rates

Type of Service	Rate per hour in USD
Pneumatic test field	*****
ATEC-6000	*****

10.20.3 Handling Charge

	Handling	Ceiling per Order [USD]
	Charge	Minimum	Maximum
Subcontracted Work	*****	*****	*****
Material	*****	*****	*****

Material shall be charged at the manufacturer’s CLP plus a handling charge defined in the table above.

Subcontracted work shall be charged at the Subcontractor’s invoice plus a handling charge defined in the table above.

10.21 Material Sale

10.21.1 Handling Charge

	Handling	Ceiling per Order [USD]
	Charge	Minimum	Maximum
Material	*****	*****	*****

10.22 Attachment Assumptions

10.22.1 *****

TCS Attachment	- 40 -	Execution Version

10.22.2 *****

*****

*****

10.22.3 Removal Practice

*****

10.22.4 NFF Rate

*****

10.22.5 Ratio of Material and Labor element

Material	Labor
*****	*****

The annual escalation for the prices under Article 12.2.1 shall be capped ***** or the OEM material increase for the given year within the contract period of five years. *****

10.22.6 AOG and Crit A Requests

Volaris shall maintain AOG and CRIT A requests at a maximum of ***** of the total number of requests, pursuant to article 3.1.3.4 herein.

10.22.7 Volaris Assumptions:

*****

10.22.8 Flight hours

During the term of this TCS Attachment, Volaris shall have a minimum of *****

10.22.9 Minimum number of Aircraft

During the term of this TCS Attachment Volaris shall have a minimum ***** Aircrafts.

10.22.10 Consequences

*****

TCS Attachment	- 41 -	Execution Version

11 MAINTENANCE FACILITIES

LHT Hamburg

LHT Frankfurt

LTCS Avionics Tulsa

TCS Attachment	- 42 -	Execution Version

12 1:1 EXCHANGE / LOAN CONDITIONS

12.1	Material Loan

*****

12.2	Material Exchange

*****

12.3 BER

*****

TCS Attachment	- 43 -	Execution Version

16 TCS SPECIFIC DOCUMENTS

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TCS Attachment	- 44 -	Execution Version

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TCS Attachment	- 45 -	Execution Version

17 LIST OF COVERED AND HOME BASE COMPONENTS

17.1	The list of covered and Home Base Components is set out on the attached list.Adjustment of Flat Rate Components and Pool Components

The list of Flat Rate Components and, accordingly, the relevant Flat Rate may be adjusted by an amendment agreement between the Parties.

The list of Pool Components and, accordingly, the relevant Pool Access Fee may be adjusted by an amendment agreement between the Parties.

TCS Annexes	- 46 -	Execution Version

No	Pool Non Pool	ATA	Part Number	PN family	Package	Description	ESS	new HB Rec. 40 AC	new HB Rec. 48 AC	new HB Rec. 61 AC
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TCS Annexes	- 47 -	Execution Version

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TCS Annexes	- 48 -	Execution Version

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TCS Annexes	- 49 -	Execution Version

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TCS Annexes	- 50 -	Execution Version

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TCS Annexes	- 51 -	Execution Version

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TCS Annexes	- 52 -	Execution Version

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TCS Annexes	- 53 -	Execution Version

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TCS Annexes	- 54 -	Execution Version

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TCS Annexes	- 55 -	Execution Version

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TCS Annexes	- 56 -	Execution Version

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TCS Annexes	- 57 -	Execution Version

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TCS Annexes	- 58 -	Execution Version

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TCS Annexes	- 59 -	Execution Version

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TCS Annexes	- 60 -	Execution Version

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TCS Annexes	- 61 -	Execution Version

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TCS Annexes	- 62 -	Execution Version

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TCS Annexes	- 63 -	Execution Version

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TCS Annexes	- 64 -	Execution Version

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TCS Annexes	- 65 -	Execution Version

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TCS Annexes	- 66 -	Execution Version

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TCS Annexes	- 67 -	Execution Version

*****	*****	*****	******	*****	*****	*****	*****	*****	*****	*****
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*****	*****	*****	******	*****	*****	*****	*****	*****	*****	*****

TCS Annexes	- 68 -	Execution Version

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TCS Annexes	- 69 -	Execution Version

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TCS Annexes	- 70 -	Execution Version

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TCS Annexes	- 71 -	Execution Version

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TCS Annexes	- 72 -	Execution Version

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TCS Annexes	- 73 -	Execution Version

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TCS Annexes	- 74 -	Execution Version

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TCS Annexes	- 75 -	Execution Version

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TCS Annexes	- 76 -	Execution Version

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TCS Annexes	- 77 -	Execution Version

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TCS Annexes	- 78 -	Execution Version

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TCS Annexes	- 79 -	Execution Version

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*****	*****	*****	******	*****	*****	*****	*****	*****	*****	*****

TCS Annexes	- 80 -	Execution Version

*****	*****	*****	******	*****	*****	*****	*****	*****	*****	*****
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TCS Annexes	- 81 -	Execution Version

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TCS Annexes	- 82 -	Execution Version

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TCS Annexes	- 83 -	Execution Version

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TCS Annexes	- 84 -	Execution Version

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TCS Annexes	- 85 -	Execution Version

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TCS Annexes	- 86 -	Execution Version

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TCS Annexes	- 87 -	Execution Version

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TCS Annexes	- 88 -	Execution Version

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TCS Annexes	- 89 -	Execution Version

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TCS Annexes	- 90 -	Execution Version

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TCS Annexes	- 91 -	Execution Version

18 GENERAL ANNEX WARRANTY HANDLING

PART I: WARRANTY ASSIGNMENT / APPOINTMENT AS AGENT FOR WARRANTY ADMINISTRATION

On                      LHT and Volaris entered into an Agreement on                     . This Agreement includes the below listed Attachments under which LHT agreed to render certain services to Volaris with respect to certain Volaris aircraft, Engines or Components (individually the “Attachment” or collectively the “Attachments”).

Assignment of warranty claims

As of the day of the signing of the respective Attachment listed below (“Assignment Date”) Volaris hereby assigns to LHT all contractual and statutory warranty claims Volaris may have against the manufacturer or any other third party with respect to the aircraft, Engines or Components or any other Material that is or becomes a part thereof after the Assignment Date and is serviced by LHT under the Attachment. LHT hereby accepts such assignment. Volaris shall notify the manufacturer or third party concerned about the assignment with the form according to part II of this General Annex Warranty Handling.

Name of Attachment                     Date (Assignment Date)

Appointment as agent for administration of warranty claims

As of the day of the signing of the respective Attachment listed below (“Appointment Date”) Volaris hereby appoints LHT as Volaris’ agent to administer all contractual and statutory warranty claims Volaris may have against the manufacturer or any other third party with respect to the aircraft, Engines or Components or any other Material that is or becomes a part thereof after the Appointment Date and is serviced by LHT under the Attachment. LHT hereby accepts such appointment. In particular, LHT shall have the right to receive any payments made by the manufacturer as a result of claims made LHT on behalf of Volaris. Volaris shall notify the manufacturer or third party concerned about the appointment with the form according to part II of this General Annex Warranty Handling.

TCS Annexes	- 92 -	Execution Version

Name of Attachment Hamburg, Germany Date:	Date (Appointment Date) For and on behalf of LUFTHANSA TECHNIK AG:

Name:
Title:

Mexico City, Mexico Date:	For and on behalf of Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.:

Name:
Title:

TCS Annexes	- 93 -	Execution Version

PART II: Volaris’ Warranty Assignment / Administration

Notice to OEM

To Whom it may concern

Subject: Warranty Adminstration LETTER

VOLARIS has signed a comprehensive maintenance agreement with Lufthansa Technik AG (“LHT”), which includes the [ x ] assignment to LHT of contract rights related to warranty claims (“Assignment”) and/ or [ x ] the appointment of LHT as our agent to administer warranty claims (“Appointment”), pursuant to the terms of the agreement(s) listed below. Such rights include, without limitation, the right to receive any payments made by the manufacturer (“Manufacturer”) as a result of warranty claims made by LHT on our behalf. Volaris confirms to Manufacturer that it owns or controls the rights it purports to transfer.

The Assignment and/or Appointment, as the case may be, only applies to warranty claims made during the period of time from the date a notice is received and acknowledged by Manufacturer from LHT with this letter attached, until the date of receipt by Manufacturer of written notice to the contrary from either LHT or Volaris. Such notices will be addressed to the particular address provided by Manufacturer to LHT for such purposes and we agree that such notice will only be effective with regard to Manufacturer if received by Manufacturer at such address. We agree that all actions taken by LHT or agreements entered into by LHT during the period prior to Manufacturer‘s receipt of such notice are final and binding on Volaris. Communications with Volaris should be addressed as follows:

.

TCS Annexes	- 94 -	Execution Version

Appointment: We request that Manufacturer accepts warranty claims from LHT on our behalf with regard to the following agreement(s) and aircraft:

Assignment: We request that Manufacturer accept warranty claims assigned by us to LHT with regard to the following agreement(s) and aircraft:

Volaris authorizes Manufacturer to treat LHT as if Volaris were making warranty claims itself and request that Manufacturer settle such claims as appropriate with LHT. Volaris agrees that, by rendering a remedy to LHT, Manufacturer will have complied with its warranty obligation and that Manufacturer owes such remedy only once.

Yours sincerely,

(signature)
(printed name)
(title)
(date)

TCS Annexes	- 95 -	Execution Version